(Official Form I)(9/97)

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FORM B1                 UNITED STATES BANKRUPTCY COURT                                         VOLUNTARY
                              DISTRICT OF DELAWARE                                             PETITION
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Name of Debtor (if individual, enter Last, First, Middle):            Name of Joint Debtor (Spouse)(Last, First, Middle):
EPIC MARKETING, LLC                                                   N/A
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All Other Names used by the Debtor in the last 6 years (include       All Other Names used by the Joint Debtor in the
married, maiden, and trade names):                                    last 6 years (include married, maiden, and trade
                                                                      names):
NONE                                                                  N/A
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Soc. Sec/Tax I.D. No. (if more than one, state all):                  Soc. Sec/Tax I.D. No. (if more than one, state all):
23-2982228                                                            N/A
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Street Address of Debtor (No. & Street, City, State & Zip Code):      Street Address of Debtor (No. & Street, City, State
                                                                      & Zip Code):
1150 FIRST AVENUE, SUITE 900                                          N/A
KING OF PRUSSIA, PENNSYLVANIA 19406
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County of Residence or of the Principal Place of Business:            County of Residence or of the Principal Place of
                                                                      Business:
MONTGOMERY                                                            N/A
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Mailing Address of Debtor (if different from street address):         Mailing Address of Joint Debtor (if different from
                                                                      street address):
                                                                      N/A
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Location of Principal Assets of Business Debtor (if different from street address above):

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     Information Regarding the Debtor (Check the Applicable Boxes)
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Venue (Check any applicable box)
|_|  Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X|  There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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     Type of Debtor (Check all boxes that apply)                      Chapter or Section of Bankruptcy Code Under Which
                                                                                  the Petition is Filed
                                                                      (Check one box)
|_| Individual(s)                       |_| Railroad                  |_| Chapter 7                    |_| Chapter 13
|_| Corporation                         |_| Stockbroker               |X| Chapter 11                   |_| Chapter 12
|_| Partnership                         |_| Commodity Broker          |_| Chapter 9
|X| Other LIMITED LIABILITY COMPANY                                   |_| Sec. 304 - Case ancillary
                                                                          to foreign proceeding
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Nature of Debts (Check one box)                                       Filing Fee (Check one box)
|_| Consumer/Non-Business               |X| Business                  |X| Full filing Fee attached
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Chapter 11 Small Business (Check all boxes that apply)                |_| Filing Fee to be paid in installments
|_| Debtor is a small business as defined in 11 U.S.C. ss. 101            (Applicable to individuals only) Must
|_| Debtor is and elects to be considered a small business                attach signed application for the court's
    under 11 U.S.C. ss. 1126(c) (Optional)                                consideration certifying that the debtor
                                                                          is unable to pay fee except in installments.
                                                                          Rule 1006(b). See Official Form No. 3.
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Statistical/Administrative Information (Estimates only)                                             THIS SPACE IS FOR
|_| Debtor estimates that funds will be available for distribution to unsecured creditors           COURT USE ONLY

|X| Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors   1-15    16-49     50-99     100-199   200-999   1,000-over
                                |_|      |X|       |_|        |_|       |_|       |_|

Estimated Assets: On a Consolidated basis
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000  $100,000     $500,000    $1 million   $10 million    $50 million     $100 million   $100 million*
  |x|      |_|           |_|         |_|           |_|           |_|            |_|             |_|

Estimated Debts: On a consolidated basis
 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than
$50,000  $100,000     $500,000    $1 million   $10 million    $50 million     $100 million   $100 million*
  |_|      |_|           |X|         |_|           |_|           |_|            |_|             |_|
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Voluntary Petition                                                    Name of Debtor(s): FORM B1, Page 2
(This page must be completed and filed in every case)                 EPIC MARKETING, LLC
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         Prior Bankruptcy Case Filed Within Last 6 Years (if more than one, attach additional sheet)
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Location Where Filed:                                                 Case Number:                 Date Filed:
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Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (if more than one, attach additional sheet)
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Name of Debtor:  EPIC RESORTS, LLC                                    Case Number: 01-02459        Date Filed: July 19, 2001
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District: Delaware                                                    Relationship: Parent         Judge: Mary F. Walrath
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                           Signatures
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            Signature(s) of Debtor(s) (Individual/Joint)              Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided      I declare under penalty of perjury that the
in this petition is true and correct.                                 information provided in this petition is true
(If petitioner is an individual whose debts are primarily             and correct, and that I have been authorized
consumer debts and has chosen to file under chapter 7) I am           to file this petition on behalf of the debtor.
aware that I may proceed under chapter 7, 11, 12 or 13 of title
11, United States Code, understand the relief available under         The debtor requests relief in accordance with
each such chapter, and choose to proceed under chapter 7.             the chapter of title 11, United States Code,
I request relief in accordance with the chapter of title 11,          specified in this petition.
United States Code, specified in this petition.
                                                                      /s/ Anthony H. N. Schnelling
                                                                      ----------------------------------------------
                                                                       Signature of Authorized Individual
X _____________________________________________________
      Signature of Debtor                                             ANTHONY H.N. SCHNELLING

X _____________________________________________________               MEMBER
      Signature of Joint Debtor                                       ----------------------------------------------
                                                                      Title of Individual Authorized by Debtor to File
                                                                      this Petition
  _____________________________________________________
      Telephone Number (if not represented by attorney)

  _____________________________________________________
      Date                                                            6/5/02
                                                                      -----------------------------------------------
                                                                      Date
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          Signature of Attorney                                       Signature of Non-Attorney Petition Preparer

X         /s/  Kevin Gross                                            I certify that I am a bankruptcy petition preparer
 -----------------------------------------------------                as defined in 11 U.S.C. section 110, that I prepared
         Signature of Attorney for Debtor(s)                          this document for compensation, and that I have
         Kevin Gross, Esq.                                            provided the debtor with a copy of this document.
         Rosenthal, Monhait, Gross & Goddess, P.A.
         Suite 1401                                                     ____________________________________________
         Mellon Bank Center                                             Printed Name of Bankruptcy Petition Preparer
         P.O. Box 1070
         Wilmington, De 19899                                           ____________________________________________
                                                                        Social Security Number
June 7, 2002
----------------------------------------------------                    ____________________________________________
      Date                                                              Address

    Exhibit A                                                           ____________________________________________
     (To be completed if debtor is required to file                     Names and Social Security numbers of all other
     periodic reports (E.G., forms 10K and 10Q) with                    individuals who prepared or assisted in
     the Securities and Exchange Commission pursuant                    preparing this document:
     to Section 13 or 15d of the Securities Exchange
     Act of 1934 and is requesting relief under chapter                 If more than one person prepared this document,
     11)                                                                attach additional sheets conforming to the
                                                                        appropriate official form for each person.
|_|  Exhibit A is attached and made a part of this petition
                                                                        ____________________________________________
                                                                        Signature of Bankruptcy Petition Preparer
                     EXHIBIT B
                                                                        ____________________________________________
     (To be completed if debtor is an individual whose debts            Date
     are primarily consumer debts)
                                                                        A bankruptcy petition preparer's failure to
I, the attorney for the petitioner named in the foregoing               comply with the provisions of title 11 and the
petition, declare that I have informed the petition that [he            Federal Rules of Bankruptcy Procedure may
or she] may proceed under chapter 7, 11, 12 or 13 of title              result in fines or imprisonment or both. 11
11, United States Code, and have explained the relief available         U.S.C. Section 110; 18 U.S.C. Section 156.
under each such chapter.

X____________________________________________________________
 Signature of Attorney for Debtor(s)                Date
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                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                   )     Chapter 11
                                         )
EPIC MARKETING, LLC                      )     Case No. 02-_________ (MFW)
                                         )
                        Debtor.          )


              LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

     Following is a list of the Debtor's creditors holding the 20 largest unsecured claims. The list has been prepared in accordance with Fed. R. Bankr.
P. 1007(d) for filing in this Chapter 11 case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C.
Section 101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims. The list also does not include holders of contingent or unliquidated claims, claims held by any of the Debtor's employees, or intercompany claims.

     The claim amounts are as of May 21, 2002

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NO.    NAME OF CREDITOR AND     NAME, TELEPHONE NUMBER      NATURE OF CLAIM     INDICATE IF    AMOUNT OF CLAIM
       COMPLETE MAILING         AND COMPLETE MAILING        (TRADE DEBT, BANK   CLAIM IS       (IF SECURED
       ADDRESS INCLUDING        ADDRESS INCLUDING ZIP       LOAN, GOVERNMENT    CONTINGENT,    ALSO STATE VALUE
       ZIP CODE                 CODE OF EMPLOYEE,           CONTRACT, ETC.)     UNLIQUIDATED,  OF SECURITY)
                                AGENT OR DEPARTMENT OF                          DISPUTED OR
                                CREDITOR FAMILIAR WITH                          SUBJECT TO
                                CLAIM WHO MAY BE                                SETOFF
                                CONTACTED
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1.     Health Care USA Inc.     W. Edward McIntyre, Esq.    Rent                Disputed       $351,293.74
       6705 Rockledge Drive     888 E. Las Olas Boulevard
       Suite 900                Suite 400
       Bethesda, MD 20817       Post Office Drawer 030340

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2.     Sun Sentinel Company     Ronald Amato, Esq.          Trade               Disputed       $32,632.99
       Customer Accounting      107 North Commerce Way
       435 N. Michigan Ave.     Bethlehem, PA 18017
       Chicago, IL
       60611-4041
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3.     United Parcel Service                                Trade Debt                         $9,0001.50
       P.O. Box 4980
       Hagerstown, MD
       21747-49
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4.     Laurie Borasky                                       Reimbursement                      $3,986.89
       124 Flamingo Avenue                                  of Expenses
       Daytona Beach, FL
       32218

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5.     Santa Barbara Bank &     Ron Bonnell                 Lease                              $2,466.72
       Trust Leasing            Santa Barbara Bank &
       Division                 Trust Leasing Division
       P.O. Box 1199            P.O. Box 1199
       Santa Barbara, CA        Santa Barbara, CA 93102
       93102                    805-389-7449

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6.     Suntrust Bankcard                                    Credit Card                        $1,970.39
       N.A.                                                 Debt-
       P.O. Box 628220                                      Employee
       Orlando, FL 32862-82                                 Expenses
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7.     Office Automation,                                   Trade Debt                         $1,624.83
       Inc.
       776 Bennet Drive
       Suite 105
       Longwood, FL 32750

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8.     Mellon Leasing                                       Lease                              $761.87
       P.O. Box 828
       Deerfield, IL
       60015-08

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9.     G.E. Capital                                         Lease                              $667.60
       P.O. Box 740441
       Atlanta, GA 30374-04

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10.    Couchman Printing                                    Trade Debt                         $631.76
       Company
       1634 S. Ridgewood
       Ave.
       South Daytona, FL
       32119

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11.    Rockhurst College                                    Expense                            $616.00
       Continuing Education                                 Reimbursement
       P.O. Box 419107
       Kansas City, MO 64141

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12.    Copytronics                                          Trade Debt                         $588.27
       Information System
       P.O. Box 5489
       Jacksonville, FL
       32247

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13.    Florida Power and                                    Utility                            $578.57
       Light
       General Mail Facility
       Miami, FL 33188

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14.    Kelly Temporary                                      Trade Debt                         $414.84
       Service
       P.O. Box 530437
       Atlanta, GA 30353-04

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15.    Dolphin Capital Corp.                                Lease                              $411.66
       P.O. Box 56
       Moberly, MO 65270

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16.    Bellsouth                                            Utility                            $405.00
       Intelliventures
       P.O. Box 95350
       Atlanta, GA 30347-03

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17.    Zephyrhills Natural                                  Trade Debt                         $330.13
       Spring Processing
       Center
       P.O. Box 52214
       Pheonix, AZ 85072-22

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18.    Bellsouth                                            Trade Debt                         $328.58
       P.O. Box 70807
       Charlotte, NC
       28272-08

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19.    Crystal Springs                                      Trade Debt                         $315.45
       Water Co.
       P.O. Box 4115
       Carol Stream, IL
       60197

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20.    The City of Daytona                                  Occupational                       $290.00
       Beach Permit and                                     License
       Licensing Division                                   Renewal
       P.O. Box 2451
       Daytona Beach, FL
       32115
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         DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF A CORPORATION

     I, the undersigned authorized agent of the corporation named as the Debtor in this case, declare under penalty of perjury that I have read the foregoing "List of Creditors Holding 20 Largest Unsecured Claims" and that it is true and correct to the best of my knowledge, information and belief.

Dated:   June 5, 2002

                                     EPIC MARKETING, LLC


                                     By: /s/ Anthony H. N. Schnelling
                                         ------------------------------------
                                         Name:  Anthony H. N. Schnelling
                                         Title: Trustee

                                     ANNEX I

     The following affiliated entities are Debtors in a jointly administered Chapter 11 proceeding captioned:


In re:                                     )     Chapter 11
                                           )
EPIC CAPITAL CORPORATION, et al.,          )     Case No. 01-2458 (MFW)
                                           )
         Debtors                           )     Jointly Administered



1.   Epic Capital Corporation
2.   Epic Resorts, LLC
3.   Epic Resorts Management, LLC
4.   Epic Resorts-Palm Springs Marquis Villas, LLC

                                    ANNEX II


Name of attorneys representing the Trustee:



         Kevin Gross, Esq.
         Rosenthal, Monhait, Gross & Goddess, P.A.
         Suite 1401
         Mellon Bank Center
         P.O. Box 1070
         Wilmington, De 19899
         (302) 656-4433

                  -  and  -

         Robin E. Keller, Esq.
         Stroock & Stroock & Lavan, LLP
         180 Maiden Lane
         New York, New York 10038
         (212) 806-5400

                       WRITTEN CONSENT OF THE SOLE MEMBER

                             OF EPIC MARKETING, LLC
                         -------------------------------

               Pursuant to Section 18-404(d) and Section 18-304(a)
                  of the Delaware Limited Liability Company Act
                        --------------------------------

     The undersigned, being the sole Member (the "Member") of EPIC MARKETING, LLC, a Delaware limited liability company (the "LLC"), hereby waives notice of, and dispenses with the holding of, a meeting and adopts the following resolutions:

               RESOLVED, that in the judgment of the Member, it is desirable and in the best interest of the LLC, the Member, its creditors, stockholders and other interested parties, that the LLC file a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"); and it is further

               RESOLVED, that the filing by the LLC of a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") be, and it hereby is, authorized and approved; and it is further

               RESOLVED, that Anthony H. N. Schnelling is hereby authorized, empowered and directed to execute and deliver such instruments and agreements and any other related documents, and to take all such other actions, in the name and on behalf of the LLC, as Anthony H. N. Schnelling may deem necessary, appropriate or advisable in order to carry into effect all other transactions contemplated by the foregoing resolutions, the execution of such instruments or agreements and the taking of such other action to be conclusive evidence of such approval; and it is further

               RESOLVED, that any and all acts taken and any and all agreements or other instruments executed on behalf of the LLC by the Member prior to the execution hereof with regard to any of the transactions or agreements authorized or approved by any or all of the foregoing resolutions are hereby ratified, confirmed, adopted and approved.

     IN WITNESS WHEREOF, the undersigned has executed this written consent as of the date hereof.

Dated:   June 5, 2002

                                     EPIC RESORTS, LLC, its sole Member


                                     By: /s/ Anthony H. N. Schnelling
                                         ----------------------------------
                                         Name:  Anthony H. N. Schnelling
                                         Title:  Trustee